Exhibit 10.128
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                                       AB

                      Commodore Applied Technologies, Inc.
                        150 East 58th Street, Suite 3238
                               New York, NY 10155
                Telephone (212)-308-5800 Facsimile (212)-753-0731
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Delivered via US Mail and Facsimile 203-878-5071

January 30, 2004

Mr. David Melina
Milford Capital & Management
125 Old Gate Lane
P.O. Box 3048 Milford, CT 06460

Dave:

This letter serves to memorialize the following terms and conditions agreed to in our meeting on January 23, 2004 in your offices:

The Milford Capital Component of the secured Loan to Commodore Applied Technologies, Inc. currently has the following features:

         o    Principal: $187,959
         o    Forbearance Fee: $59,537
         o    Exit Fee: $50,000
         o    Accrued Interest as of December 31, 2003: $59,990
         o Warrants: 166,667 warrants for Commodore Applied Technologies, Inc. common stock priced at $0.21, expiration date June 3, 2006.

In addition, Commodore agrees to add the following to the Milford Capital Note:

         o    $300,000 of principal - non interest bearing

         o 250,000 warrants for Commodore Applied Technologies, Inc. common stock priced at close of market on February 1, 2004, expiration date February 1, 2009.

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         o    Payments  of $5000  per  month  beginning  February  2004 to cover current interest on Milford Note with any remaining monies applied to accrued interest on Milford Note.
         o First principal Payment due on December 31, 2004 in the amount of $60,000. Subsequent payments of principal due at the end of every fiscal quarter through September 31, 2005, in the amount of $60,000. On December 31, 2005, the remaining balance of any remaining principal amounts, forbearance fees, and exit fees will be due and payable.

Please confirm your agreement with these terms and conditions by signature below:




--------------------------------
/s/ David Melina
MILFORD CAPITAL MANAGEMENT, INC.





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/s/ James DeAngelis
COMMODORE APPLIED TECHNOLOGIES, INC.




Best Regards,

Commodore Applied Technologies, Inc.
/s/ James M. DeAngelis
Sr. Vice President, Chief Financial and Administrative Officer

Cc:      Shelby T. Brewer, CXII Board of Directors

Enclosures:       None


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